Genpact Q4 & fy 2016 Earnings Presentation February 10, 2017 Ticker (NYSE: G) Exhibit 99.2

Forward-looking Statements These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks, uncertainties and other factors include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the business process outsourcing and information technology services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to convert bookings to revenues, our ability to manage growth, factors which may impact our cost advantage, wage increases, changes in tax rates and tax legislation, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, foreign currency fluctuations, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission, including Genpact’s Annual Report on Form 10-K. These filings are available at www.sec.gov or on the Investor Relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. Although Genpact believes that these forward-looking statements are based on reasonable assumptions, you are cautioned not to put undue reliance on these forward-looking statements, which reflect management’s current analysis of future events and should not be relied upon as representing management’s expectations or beliefs as of any date subsequent to the time they are made. Genpact undertakes no obligation to update any forward-looking statements that may be made from time to time by or on behalf of Genpact. Non-GAAP Financial Measures These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the Company’s reported results. Reconciliations of these non-GAAP measures from GAAP are available in this presentation and in our earnings release dated February 10, 2017.

GENERATING IMPACT

FY 2016 – Key Financial Highlights

Year-over-Year Comparisons:

- Total revenue: +4.5% (~ +6% on constant currency basis)(1)
- Global Clients revenue: +7.1% (~ +9% on constant currency basis)
- Global Client BPO revenue: +10.6% (~ +13% on constant currency basis)
- GE revenue: -7.0% (~ -7% on constant currency basis)

- Adjusted operating margin(2) grew from 15.3% to 15.5%
- Adjusted diluted earnings per share(2) grew 16% to $1.46
- Global Client growth broad-based across most of our target verticals and service lines, including:
  - BFS, CPG, Life Sciences, Insurance and High Tech; and
  - Finance & Accounting, Core Industry Vertical Operations and Transformation Services.
- Global Client ITO revenue impacted by lower levels of discretionary spending primarily in the Investment Banking and Healthcare industries.
- GE revenue primarily impacted by the phase-out of corporate work related to GE Capital divestitures.

Notes:

1. Revenue growth on a constant currency basis is a non-GAAP measure and is calculated by restating current-period activity using the prior fiscal period's foreign currency exchange rates adjusted for hedging gains/losses in such period.
2. Adjusted operating margin and adjusted diluted EPS are non-GAAP measures. FY '16 GAAP income from operations margin was 13.3% and GAAP diluted EPS was $1.28.

GENPACT DESIGN • TRANSFORM • RUN LEAN DIGITAL™
© 2017 Copyright Genpact. All Rights Reserved.
3

Continued to Build Transformative Capabilities During 2016, Genpact: Built out a “critical mass” within our digital organization; Continued to invest in domain, digital and analytics capabilities; Opened the Lean DigitalSM Innovation Center in Silicon Valley; Established a design thinking program to help clients identify and solve critical business problems; and Enhanced our digital capabilities in mobility and dynamic workflow through acquisitions. Recognized As Leaders By Several Industry Analysts

Global Client BPO Driving Bookings Growth Solid growth in Global Client BPO bookings. GE and Global Client ITO bookings declined. ($ in billions) 2016 YoY Bookings* $2.65 +3% Notes: * New bookings means the total contract value of new contracts, and certain renewals, extensions and changes to existing contracts. Regular renewals of contracts with no change in scope are not counted as new bookings.

Total revenue growth at 5% (~7% on a constant currency basis) Q4 2016 Global Client revenue grew 9% (~11% on a constant currency basis) Global Client BPO revenues increased 12% (~14% on a constant currency basis) Global Client ITO revenues declined 3% Global Clients GE BPO ITO 5% YoY Growth% 9% (10)% 5% (4)% 8% YoY Growth% Q4 ‘15 Q4 ‘16 Q4 ‘15 Q4 ‘16 ($ in millions) ($ in millions) $647 $682 $682 $647 Q4 2016 Revenue Summary

Q4‘15 Q4’16                     YoY Revenue $646.5 $681.7 5.4% Cost of Revenue 393.9 405.7 3.0% Gross Profit 252.6 276.1 9.3% Gross Profit % of Revenue 39.1% 40.5% 140 bps SG&A $165.4 $170.7 3.2% SG&A % of Revenue 25.6% 25.0% -60 bps Adjusted Income from Operations(1) $95.6 $113.6 18.8% Adjusted Income from Operations Margin(1) 14.8% 16.7% 190 bps ($ in millions) Notes: Adjusted income from operations and adjusted income from operations margin are non-GAAP measures. Income from operations and the related margin were $83.4 million (12.9%) in Q4 ‘15 and $98.1 million (14.4%) in Q4 ’16. Q4 2016 Adjusted Operating Income Margins Expanded Year-over-Year

Total revenue growth at 4% (~6% on a constant currency basis) FY 2016 Global Client revenue grew 7% (~9% on a constant currency basis) Global Client BPO revenues increased 11% (~13% on a constant currency basis) Global Client ITO revenues declined 6% Global Clients GE BPO ITO 4% YoY Growth% 7% (7)% 4% (5)% 7% YoY Growth% FY ‘15 FY ‘16 FY ‘15 FY ‘16 ($ in millions) ($ in millions) $2,461 $2,571 $2,571 $2,461 FY 2016 Revenue Summary

Number of clients Notes: Relationship size = annual Genpact revenues from client relationships based on last four rolling quarters. Relationship Size(1) Client Relationships Remain Strong

FY‘15 FY’16                     YoY Revenue $2,461.0 $2,570.8 4.5% Cost of Revenue 1,493.5 1,554.7 4.1% Gross Profit 967.5 1,016.0 5.0% Gross Profit % of Revenue 39.3% 39.5% 20 bps SG&A $608.1 $653.0 7.4% SG&A % of Revenue 24.7% 25.4% 70 bps Adjusted Income from Operations(1) $377.2 $397.4 5.4% Adjusted Income from Operations Margin(1) 15.3% 15.5% 20 bps ($ in millions) Notes: Adjusted income from operations and adjusted income from operations margin are non-GAAP measures. Income from operations and the related margin were $334.2 million (13.6%) in FY ‘15 and $340.8 million (13.3%) in FY ’16. FY 16 Adjusted Operating Income Margin Expanded Year-over-Year

EPS Year-over-Year Bridge FY ‘15 FY ‘16 Adjusted Net Income ($ millions) (3)275.5307.1 Diluted Shares Outstanding (millions)(4)219.1210.1 109 7 Lower FX Re-measurement gain in FY’16 vs. FY’15 FY ‘15 GAAP EPS 128 (Cents per share) Net Adjustments(1) 126 17 Net Adjustments(1) FY ‘15 Adjusted EPS FY ‘16 Adjusted EPS(3) FY ‘16 GAAP EPS Higher Adjusted Income from Operations(3) 18 Increase Decrease Notes: Adjustments primarily include amortization and impairment of acquired intangible assets, acquisition-related expenses and stock-based compensation expenses. Net of shares issued, retired and dilution impact. Adjusted net income, adjusted income from operations and adjusted EPS are non-GAAP measures. Weighted average number of diluted shares outstanding. This includes the impact of 13.9 million shares repurchased in FY’ 2016. - The above bridge reflects only significant variance items year-over-year and is illustrative and subject to rounding. - EPS = Diluted earnings per share 146 Lower taxes 5 Lower share count(2) 3 1 Lower Net Interest Expense 6

Q4 2016 cash from operations increased, primarily driven by higher operating income and DSO improvement Q4 ’15 Q4 ‘16 66% Notes: 1) Cash and Liquid Assets = Cash and cash equivalents and short-term deposits. 6% FY ‘15 FY ‘16 YoY Growth% YoY Growth% ($ in millions) ($ in millions) Cash from Operations 346 327 74 123 Q4 ’15 Q3’16Q4 ‘16 Days Sales Outstanding82 85 81 Cash and Liquid Assets ($ millions)(1) 451 419 423

FY 2017 Revenues ($B) Growth Constant Currency (YoY growth) 2.61 – 2.68 2% - 4% 3% - 6% Adjusted Income from Operations - Margin(1) ~15.7% Adjusted Diluted Earnings Per Share(1)(2) $1.53 - $1.57 Other Metrics Cash Flow from Operations (YoY Growth) ~4% Effective Tax Rate 20% - 21% Capital Expenditure (% of revenue) 3.0% – 3.5% Full Year 2017 Outlook Notes: Adjusted income from operations margin and adjusted diluted EPS are non-GAAP measures. Adjusted diluted EPS estimate assumes no impact of balance sheet related foreign exchange gains or losses.

Annexure 1: Reconciliation of Adjusted Income from Operations – FY 2016 Year ended December 31st (USD, in thousands) 2015   2016 Income from operations $ 334,192 $ 340,777 Add: Stock-based compensation 24,976 25,113 Add: Amortization and impairment of acquired intangible assets (1) 23,671 25,023 Add: Acquisition-related expenses 798 1,956 Add: Other income, net 4,360 10,120 Less: Loss on equity-method investment activity, net (10,800) (7,698) Add: Net loss attributable to redeemable non-controlling interest - 2,137 Adjusted income from operations $ 377,197 $ 397,428 Adjusted income from operations margin 15.3% 15.5% Notes: Prior to July 2012, amortization expenses of acquired intangibles of significant acquisitions were excluded from the computation of adjusted income from operations. Since July 2012, amortization expenses of acquired intangibles of all acquisitions are excluded from such computation. Beginning April 2016, management also excludes the impairment of acquired intangible assets from such computation.

Annexure 2: Reconciliation of Adjusted Income from Operations – Q4 2016 Quarter ended December 31st (USD, in thousands) 2015   2016 Income from operations $ 83,446 $ 98,091 Add: Stock-based compensation 7,467 6,769 Add: Amortization and impairment of acquired intangible assets (1) 5,424 6,816 Add: Acquisition-related expenses - 120 Add: Other income, net 2,092 2,948 Less: Loss on equity-method investment activity, net (2,805) (1,362) Add: Net loss attributable to redeemable non-controlling interest - 232 Adjusted income from operations $ 95,624 $ 113,614 Adjusted income from operations margin 14.8% 16.7% Notes: Prior to July 2012, amortization expenses of acquired intangibles of significant acquisitions were excluded from the computation of adjusted income from operations. Since July 2012, amortization expenses of acquired intangibles of all acquisitions are excluded from such computation. Beginning April 2016, management also excludes the impairment of acquired intangible assets from such computation.

Annexure 3: Reconciliation of Adjusted Diluted EPS – FY 2016 (USD, per share data) Year ended December 31st 2015   2016 Diluted EPS $ 1.09   $ 1.28 Add: Stock-based compensation 0.11 0.12 Add: Amortization and impairment of acquired intangible assets (1) 0.11 0.12 Add: Acquisition-related expenses - 0.01 Less: Tax impact on stock-based compensation (0.03) (0.03) Less: Tax impact on amortization and impairment of acquired intangibles (0.03) (0.04) Adjusted diluted EPS $ 1.26 $ 1.46 Notes: Prior to July 2012, amortization expenses of acquired intangibles of significant acquisitions were excluded from the computation of adjusted income from operations. Since July 2012, amortization expenses of acquired intangibles of all acquisitions are excluded from such computation. Beginning April 2016, management also excludes the impairment of acquired intangible assets from such computation. Due to rounding, the numbers presented above may not add up precisely to the totals provided.

Annexure 4: Reconciliation of Adjusted Diluted EPS – Q4 2016 (USD, per share data) Quarter ended December 31st 2015   2016 Diluted EPS $ 0.30   $ 0.38 Add: Stock-based compensation 0.03 0.03 Add: Amortization and impairment of acquired intangible assets (1) 0.03 0.03 Less: Tax impact on stock-based compensation (0.01) (0.01) Less: Tax impact on amortization and impairment of acquired intangibles (0.01) (0.01) Adjusted diluted EPS $ 0.34 $ 0.43 Notes: Prior to July 2012, amortization expenses of acquired intangibles of significant acquisitions were excluded from the computation of adjusted income from operations. Since July 2012, amortization expenses of acquired intangibles of all acquisitions are excluded from such computation. Beginning April 2016, management also excludes the impairment of acquired intangible assets from such computation. Due to rounding, the numbers presented above may not add up precisely to the totals provided.

Annexure 5: Reconciliation of Outlook for Adjusted Income from Operations Margin Year ending December 31st, 2017 Income from operations margin   13.5% Add: Estimated stock-based compensation 1.2% Add: Estimated amortization and impairment of acquired intangible assets   0.9% Add: Estimated other income (expense), net   0.2% Less: Estimated loss on equity-method investment activity, net -0.1% Adjusted income from operations margin 15.7%

Annexure 6: Reconciliation of Outlook for Adjusted Diluted EPS (Per share data) Year ending December 31st, 2017 Lower End Upper End Diluted EPS   1.32 1.36 Add: Estimated stock-based compensation 0.16 0.16 Add: Estimated amortization and impairment of acquired intangible assets   0.13 0.13 Less: Estimated tax impact on stock-based compensation   (0.05) (0.05) Less: Estimated tax impact on amortization and impairment of acquired intangibles (0.04) (0.04) Adjusted diluted EPS 1.53 1.57 Note: Due to rounding, the numbers presented above may not add up precisely to the totals provided.

Thank you